Managed Portfolio Series
(the “Trust”)

Ecofin Global Renewables Infrastructure Fund
A Class - ECOAX
Institutional Class - ECOIX

Supplement dated July 26, 2021, to the Prospectus dated March 31, 2021, as supplemented
______________________________________________________________________________

Effective July 26, 2021, the Performance section of the Ecofin Global Renewables Infrastructure Fund (the “Fund”) is deleted and replaced with the following:

Performance
As of the date of this Prospectus the Fund does not have a full calendar year of performance as a mutual fund. Prior performance shown below for the period prior to the Fund's registration as a mutual fund is for the Ecofin Global Renewables Infrastructure Fund Limited, established in November 2015 (which later changed its name to the Tortoise Global Renewables Infrastructure Fund Limited in May 2019), (the “Predecessor Fund”), an unregistered Cayman Islands limited liability company. The Predecessor Fund was reorganized into the Fund by transferring substantially all of the Predecessor Fund’s assets to the Fund in exchange for Institutional Class shares of the Fund on August 7, 2020, the date that the Fund commenced operations (the “Reorganization”). The Predecessor Fund was managed in the same style as the Fund. The Sub-Adviser served as the investment adviser to the Predecessor Fund for the entire performance period shown and is responsible for the portfolio management and trading for the Fund. Each of the Fund’s portfolio managers was a portfolio manager of the Predecessor Fund at the time of the Reorganization. The Fund’s investment objective, policies, guidelines and restrictions are, in all material respects, the same as those of the Predecessor Fund.
The following information shows the returns of the Early Investor Shares of the Predecessor Fund since its inception in November 2015. The Early Investor Shares are similar to the Fund’s Institutional class but, at a point in time, were subject to performance and other fees. The expenses of the Predecessor Fund's Early Investor Shares were greater than the expenses of the Fund's Institutional Class shares. From its inception through the date of the Reorganization, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Predecessor Fund's performance was calculated using a methodology of time-weighted total returns from official net asset values. Since the Reorganization, the Fund’s performance has been calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.

The information below provides some indications of the risks of investing in the Fund. The bar chart shows how the performance for the Predecessor Fund varied from year to year. The Predecessor Fund’s past performance shown below is not necessarily an indication of how the Fund will perform in the future. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.tortoiseecofin.com or by calling 855-TCA-FUND (855-822-3863).

Calendar Year Total Returns as of December 31

Best Quarter		Worst Quarter
Q4 2020	27.10%	Q1 2020	-11.67%

Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Five Year	Since Inception (November 2, 2015)(1)
Institutional Class
Return Before Taxes	46.10%	17.63%	17.52%
Return After Taxes on Distributions	45.49%	17.54%	17.42%
Return After Taxes on Distributions and Sale of Fund Shares	27.44%	14.31%	14.25%
A Class Shares
Returns Before Taxes	37.87%	16.05%	15.97%
S&P Global Infrastructure Net Total Return Index(2)	-6.49%	6.94%	5.30%
S&P Global Infrastructure Total Return Index (reflects no deduction for fees, expenses, or taxes)(2)	-5.76%	7.90%	6.26%
(1)Prior to the launch of the Fund, the Predecessor Fund calculated its official NAV weekly. The net return of the Predecessor Fund was adjusted to a calendar quarter end in the presentation above using the nearest weekly official valuation point and the returns and expense accruals were adjusted accordingly.
(2)The S&P Global Infrastructure Indices’ returns vary based on the treatment of regular cash dividends. The S&P Global Infrastructure Net Total Return Index reflects a reinvestment of regular cash dividends at the close on the ex-date after the deduction of applicable withholding taxes, whereas the S&P Global Infrastructure Total Return Index reflects a reinvestment of regular cash dividends at the close on the ex-date without consideration for withholding taxes.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Prior to the Reorganization, the Fund was an unregistered fund that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

______________________________________________________________________________

Please retain this supplement with your Prospectus for future reference.